UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Arcosa, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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The following communications are excerpts from Arcosa, Inc.’s press release made publicly available on August 5, 2026:

Commenting on its previously announced transaction with CRH, which is expected to close in the first quarter of 2027, subject to customary closing conditions, including stockholder approval and required regulatory clearance, Mr. Carrillo said, “We continue to work toward completing this value-creating combination while staying focused on delivering on our business priorities for the benefit of our customers and stockholders.”

Pending Acquisition by CRH

As previously announced on June 22, 2026, Arcosa and CRH have entered into a merger agreement for CRH to acquire 100% of Arcosa in an all-cash transaction for $150 per share. The transaction is expected to close in the first quarter of 2027, subject to the satisfaction or waiver of customary closing conditions, set forth in the merger agreement, among other things, including approval by the Company's stockholders and the receipt of required regulatory approvals. In connection with the transaction, the Company filed a definitive proxy statement on August 3, 2026 (the “Proxy Statement”) with the SEC. The Proxy Statement was first mailed to stockholders of the Company on or about August 4, 2026, which included the notice of the special meeting date on September 4, 2026 to consider the Company Stockholder Approval.

Due to the pending merger, Arcosa is not hosting a quarterly conference call to review its second quarter results and is suspending its practice of providing financial guidance.

Additional Information Regarding the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the transactions contemplated by the merger agreement. In connection with the Merger and with the solicitation of proxies for the special meeting of stockholders, the Company has filed with the SEC the Proxy Statement, and the Company may file other relevant materials with the SEC. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or mail to its stockholders in connection with the Merger. BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, FILED OR THAT WILL BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A definitive Proxy Statement was mailed to the Company’s stockholders on or about August 4, 2026. Investors and securityholders may obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of https://ir.arcosa.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by email at InvestorResources@arcosa.com, or by telephone at 972.942.6500. The information included on, or accessible through, the Company’s website is not incorporated by reference into, and does not form a part of, this communication.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from Company stockholders in connection with the Merger. Additional information regarding the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other relevant materials filed with the SEC, and may be found in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, its Annual Report on Form 10-K for the year ended December 31, 2025, and subsequently filed statements of beneficial ownership on Forms 3, 4 and 5. These documents are available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statements Regarding Forward-Looking Statements

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements also constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” “goal,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to the ability of the parties to complete the Merger on the anticipated terms and timing, or at all; the satisfaction or waiver of the conditions to the completion of the Merger, including obtaining the required Company Stockholder Approval and regulatory approvals; the risk that the Company’s stock price may fluctuate during the pendency of the Merger and may decline if the Merger is not completed; the possibility that competing offers to the Merger will be made; litigation relating to the Merger instituted against the Company or its directors or officers, including the delay, expense or other effects of any outcomes related thereto; the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; the ability of the Company to retain, motivate and hire key personnel during the pendency of the Merger; the diversion of management’s time and attention from ordinary course business operations to completion of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Merger; certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unexpected costs, liabilities or delays associated with the transaction; the response of competitors to the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; assumptions, risks and uncertainties regarding the failure to achieve the expected benefits of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the impact of Arcosa's level of indebtedness; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; restrictions or closures of critical supply routes such as the Strait of Hormuz; impacts from the Inflation Reduction Act and One Big Beautiful Bill Act; the delivery or satisfaction of any backlog or firm orders; the impact of pandemics on Arcosa’s business; the impact of tariffs; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward-Looking Statements” section of “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa's Form 10-K for the year ended December 31, 2025 and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.